COUNTRY INVESTORS LIFE ASSURANCE COMPANY

COUNTRY Investors Variable Life Account
Supplement Dated July 6, 2006
to the
Prospectus For
Flexible Premium Variable Life Insurance Policy
(Dated May 1, 2006)


This supplement describes changes to the COUNTRY VP Short-Term Bond Fund and the COUNTRY VP Balanced Fund available under the flexible premium variable life insurance policy (the "Policy") listed above issued by COUNTRY Investors Life Assurance Company ("COUNTRY Investors" or the "Company"). Please retain this supplement with your Policy prospectus for future reference.

At a recent meeting of the Board of Trustees for COUNTRY Mutual Funds Trust (the "Board of Trustees"), the Board of Trustees voted to close the COUNTRY VP Short-Term Bond Fund and the COUNTRY VP Balanced Fund (together the "Discontinued Funds") to new investment as of July 31, 2006, and to liquidate both Discontinued Funds on or before August 31, 2007. In turn, the COUNTRY VP Short-Term Bond Fund Subaccount and the COUNTRY VP Balanced Fund Subaccount (together the "Discontinued Subaccounts"), which invest in the COUNTRY VP Short-Term Bond Fund and the COUNTRY VP Balanced Fund, respectively, will also not be available for investment (allocation of premium payments and transfers) beginning on July 31, 2006 (the "Closing Date").

As a result of the Board of Trustees' decision to liquidate the Discontinued Funds, COUNTRY Investors, on behalf of the COUNTRY Investors Variable Life Account, intends to file an application for substitution relief with the Securities and Exchange Commission ("SEC") in the near future. If the SEC grants the request for substitution relief, Policyowner investment in the COUNTRY VP Short-Term Bond Fund Subaccount and the COUNTRY VP Balanced Fund Subaccount will automatically be transferred to the EquiTrust High Grade Bond Fund Subaccount and the T.Rowe Price Personnel Strategy Balanced Fund Subaccount, respectively, as of a date determined by the Company following receipt of an SEC order granting substitution relief (the "Substitution"). Policyowners will receive advance notice of the date of the Substitution (the "Substitution Date").

The Substitution will not result in a change in a Policyowner's Accumulated Value or death benefit. Policyowners will not incur any fees or charges as a result of the Substitution, nor will their rights or the Company's obligations under the Policy be altered in any way. The Company will bear all expenses incurred in connection with the Substitution. Following the Substitution, affected Policyowners will receive a written notice informing them of the facts and details of the Substitution.

Accumulated Value may continue to remain in the Discontinued Subaccounts after the Closing Date until the Substitution Date. After the Closing Date, however, Policyowners will not be able to allocate premium payments or transfer Accumulated Value from the Declared Interest Option or the other subaccounts available under the Policy to the Discontinued Subaccounts.

From the date of this Supplement until the Substitution Date, Policyowners may transfer Accumulated Value from the Discontinued Subaccounts to the Declared Interest Option and the other subaccounts available under the Policy free of charge without such transfers counting against the number of free transfers allowed each Policy Year. For 30 days following the Substitution Date, Policyowners whose Accumulated Value was transferred to the EquiTrust High Grade Bond Fund Subaccount and/or the T.Rowe Price Personnel Strategy Balanced Fund Subaccount (the "Replacement Subaccounts") as a result of the Substitution may transfer Accumulated Value from the Replacement Subaccounts to the Declared Interest Option and the other subaccounts available under the Policy free of charge without such transfers counting against the number of free transfers. Although COUNTRY Investors has no present intention to increase the charge for transfers under the Policy, COUNTRY Investors agrees that from the date of this Supplement until at least 30 days after the Substitution Date, the Company will not exercise any rights reserved by it under the Policy to impose additional charges for transfers.

If you have any questions concerning the closing of the Discontinued Subaccounts, the Substitution, your Policy or if you wish to receive a prospectus for your Policy and the prospectuses for the Investment Options, please do not hesitate to call your representative or the Variable Product Service Center toll-free at (888) 349-4658.